UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARLISLE COMPANIES INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! CARLISLE COMPANIES INCORPORATED 2024 Annual Meeting Vote by April 30, 2024 11:59 PM EDT. For shares held in a Plan, vote by April 26, 2024 11:59 PM EDT. CARLISLE COMPANIES INCORPORATED 16430 NORTH SCOTTSDALE ROAD, SUITE 400 SCOTTSDALE, AZ 85254 ATTN: SCOTT C. SELBACH V32839-P05570 You invested in CARLISLE COMPANIES INCORPORATED and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 1, 2024. Get informed before you vote View the Notice of 2024 Annual Meeting of Stockholders, Proxy Statement, 2023 Annual Report and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 17, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote in Person at the Meeting* Point your camera here and May 1, 2024 8:00 AM local time vote without entering a control number The Ritz-Carlton, Chicago Water Tower Place 160 E Pearson St Chicago, Illinois 60611 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect the three directors nominated by the Board of Directors. Nominees: 1a. James D. Frias For 1b. Maia A. Hansen For 1c. Corrine D. Ricard For 2. To adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to remove the advance notice requirements for director nominations and move them to the Company’s Amended and For Restated Bylaws. 3. To adopt an amendment to the Company’s Charter to reflect recent Delaware law changes regarding officer For exculpation. 4. To approve an amendment and restatement of the Company’s Incentive Compensation Program to increase the number of shares of the Company’s common stock available for issuance thereunder and extend the term of the For program. 5. To approve, on an advisory basis, the Company’s named executive officer compensation in 2023. For 6. To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting For firm for 2024. 7. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V32840-P05570